News Release
Contact: Kevin Royal, Chief Financial Officer
(866) 475-0317 x11120
investorrelations@bridgepointeducation.com

Bridgepoint Education Reports Fourth Quarter and Full Year 2015 Results
Operating Loss of $42.3 million for 2015 Includes $68.4 million of Restructuring and Impairment Charges

SAN DIEGO (March 8, 2016) - Bridgepoint Education, Inc. (NYSE:BPI), a provider of postsecondary education services, today announced the results for its fourth quarter and full year ended December 31, 2015.
Financial Results for the Three Months Ended December 31, 2015
Revenue for the fourth quarter of 2015 was $131.4 million, compared with revenue of $147.3 million for the fourth quarter of 2014.
Operating loss for the fourth quarter of 2015 was $6.1 million, compared with operating loss of $10.8 million for the fourth quarter of 2014.
The Company recognized income tax expense of $1.2 million for the fourth quarter of 2015, compared with an income tax benefit of $4.9 million for the fourth quarter of 2014.
Net loss for the fourth quarter of 2015 was $6.7 million, compared with net loss of $5.2 million for the fourth quarter of 2014.
Fully diluted loss per common share for the fourth quarter of 2015 was $0.15, compared with fully diluted loss per common share of $0.12 for the fourth quarter of 2014.
Non-GAAP Financial Results for the Three Months Ended December 31, 2015
Non-GAAP operating income for the fourth quarter of 2015 was $2.9 million, compared with non-GAAP operating income of $6.0 million for the fourth quarter of 2014. Non-GAAP operating income for the fourth quarter of 2015 excludes restructuring and impairment charges of $9.0 million. Non-GAAP operating income for the fourth quarter of 2014 excludes restructuring and impairment charges of $16.8 million.
Non-GAAP net income for the fourth quarter of 2015 was $2.0 million, compared with non-GAAP net income of $5.3 million for the fourth quarter of 2014. Non-GAAP net income for the fourth quarter of 2015 excludes restructuring and impairment charges of $9.0 million and the related tax effect, as well as tax expense of $3.0 million relating to the valuation allowance against deferred tax assets. Non-GAAP net income for the fourth quarter of 2014 excludes restructuring and impairment charges of $16.8 million and the related tax effect.
Non-GAAP fully diluted earnings per common share for the fourth quarter of 2015 was $0.04, compared with non-GAAP fully diluted earnings per common share of $0.12 for the fourth quarter of 2014.
Financial Results for the Year Ended December 31, 2015
Revenue for the year ended December 31, 2015 was $561.7 million, compared with revenue of $638.7 million for the year ended December 31, 2014.

Operating loss for the year ended December 31, 2015 was $42.3 million, compared with operating income of $14.3 million for the year ended December 31, 2014.
The Company recognized income tax expense of $30.3 million for the year ended December 31, 2015, compared with income tax expense of $7.5 million for the year ended December 31, 2014.
Net loss for the year ended December 31, 2015 was $70.5 million, compared with net income of $9.7 million for the year ended December 31, 2014.
Fully diluted loss per common share for the year ended December 31, 2015, was $1.54 compared with fully diluted earnings per common share of $0.21 for the year ended December 31, 2014.
Non-GAAP Financial Results for the Year Ended December 31, 2015
Non-GAAP operating income for the year ended December 31, 2015 was $26.1 million, compared with non-GAAP operating income of $31.1 million for the year ended December 31, 2014. Non-GAAP operating income for the year ended December 31, 2015 excludes restructuring and impairment charges of $68.4 million. Non-GAAP operating income for the year ended December 31, 2014 excludes restructuring and impairment charges of $16.8 million.
Non-GAAP net income for the year ended December 31, 2015 was $15.9 million, compared with non-GAAP net income of $20.2 million for the year ended December 31, 2014. Non-GAAP net income for the year ended December 31, 2015 excludes restructuring and impairment charges of $68.4 million and the related tax effect, as well as tax expense of $43.7 million relating to the valuation allowance against deferred tax assets. Non-GAAP net income for the year ended December 31, 2014 excludes restructuring and impairment charges of $16.8 million and the related tax effect.
Non-GAAP fully diluted earnings per common share for the year ended December 31, 2015 was $0.35, compared with non-GAAP fully diluted earnings per common share of $0.43 for the year ended December 31, 2014.
Balance Sheet and Cash Flow
As of December 31, 2015, the Company had cash, cash equivalents and investments of $374.0 million, compared with cash, cash equivalents and investments of $356.5 million as of December 31, 2014.
The Company generated $26.7 million of cash from operating activities for the year ended December 31, 2015, compared with $25.2 million of cash from operating activities for the year ended December 31, 2014.
Student Enrollment
Total student enrollment at the Company’s academic institutions, Ashford University and University of the Rockies, was 49,159 at December 31, 2015, compared with total student enrollment of 55,823 at December 31, 2014.
As of December 31, 2015, the 12-month retention for all Ashford students who were active on the last day of the fourth quarter of 2014 was 61.3%.  As of December 31, 2014, the 12-month retention for all Ashford students who were active on the last day of the fourth quarter of 2013 was 65.3%.
About Non-GAAP Financial Measures
This press release contains non-GAAP financial measures for non-GAAP operating income, non-GAAP net income and non-GAAP diluted earnings per common share which exclude restructuring and impairment charges as well as certain income tax adjustments. These non-GAAP financial measures are not prepared in accordance with U.S. generally accepted accounting principles (GAAP) and are not based on a comprehensive set of accounting rules. Management believes non-GAAP financial measures are useful in providing investors with an understanding of how specific line items in the consolidated statements of income are affected by these items that may not be indicative of the operating results of the Company’s core business. To the extent that other companies use similar methods in calculating and reporting non-GAAP operating results, the Company believes provision of supplemental non-GAAP financial information allows for a meaningful comparison of the Company’s performance against the performance of other companies. The Company further believes that these non-GAAP financial measures provide useful information regarding its ongoing operating activities and business trends related to its results of operations, as well as a meaningful comparison with historical financial results. The Company’s management and board of directors utilize these non-GAAP financial measures, together with the Company's financial statements prepared in accordance with GAAP, in developing operating budgets and evaluating the Company's performance. These non-

GAAP financial measures are intended to supplement GAAP financial information, and should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. In addition, these non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. Refer to the accompanying tables for a detailed reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures.
Earnings Conference Call and Webcast
Bridgepoint Education will host a conference call and webcast at 5:00 p.m. ET (2:00 p.m. PT) today to discuss its latest financial results and recent highlights. The dial-in number for callers in the United States / Canada is (866) 859-7412, and the dial-in number for other international callers is (832) 900-4623. The access code for all callers is 60376128. A live broadcast of the call will also be available via the Internet at http://ir.bridgepointeducation.com.
A replay of the call will be available via telephone through April 7, 2016. To access the replay, callers in the United States / Canada should dial (855) 859-2056 and other callers should dial (404) 537-3406. The access code for all callers is 60376128.
About Bridgepoint Education
Bridgepoint Education, Inc. (NYSE:BPI) harnesses the latest technology to reimagine the modern student experience. Bridgepoint owns two academic institutions - Ashford University and University of the Rockies. Ashford University offers associate's, bachelor's and master's degree programs while University of the Rockies offers master’s and doctoral degree programs. Both provide progressive online platforms as well as campuses in Iowa and Colorado, respectively. Bridgepoint stands for greater access, social learning, and exposure to leading minds. For more information, visit http://ir.bridgepointeducation.com/investor-relations/ or www.facebook.com/BridgepointEducation.
Forward-Looking Statements
This news release may contain forward-looking statements, including, without limitation, statements regarding management’s intentions, hopes, beliefs or expectations, and statements regarding the Company's outlook for 2016 and beyond. These forward-looking statements are subject to risks and uncertainties that could cause the Company's actual performance or results to differ materially from those expressed in or suggested by such statements. Such risks and uncertainties include, without limitation, the failure to comply with the extensive regulatory framework applicable to the Company and its institutions, adverse administrative, economic, legislative or regulatory changes affecting the Company and its institutions, the imposition of fines or other corrective measures against the Company's institutions, competition in the postsecondary education market and its potential impact on the Company's market share, recruiting costs and tuition rates, reputational and other risks related to potential compliance audits, regulatory actions, negative publicity or service disruptions, and the inability to recruit and retain students or develop new or expanded programs in a timely and cost-effective manner.
Additional information on factors that could affect the Company's performance or results is included from time to time in the Company's filings with the Securities and Exchange Commission (SEC), including, but not limited to, the Company's Annual Report on Form 10-K for the year ended December 31, 2015 to be filed with the SEC, and the Company's quarterly reports on Form 10-Q and current reports on Form 8-K. You should not place undue reliance on any forward-looking statements. Forward-looking statements are made on the basis of management's good faith beliefs, expectations and assumptions regarding future events based on information available at the time such statements are made. Forward-looking statements speak only as of the date they are made. The Company assumes no obligation to update or revise any forward-looking statements to reflect actual results or any changes in assumptions, expectations or other factors affecting such forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable securities laws.

BRIDGEPOINT EDUCATION, INC.
Consolidated Statements of Income
(In thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
Revenue	$131,392	$147,259	$561,729	$638,705
Costs and expenses:
Instructional costs and services	65,840	75,438	281,496	315,079
Admissions advisory and marketing	48,948	53,055	197,584	231,134
General and administrative	13,674	12,764	56,588	61,353
Restructuring and impairment charges	9,034	16,828	68,356	16,828
Total costs and expenses	137,496	158,085	604,024	624,394
Operating income (loss)	(6,104)	(10,826)	(42,295)	14,311
Other income, net	607	725	2,106	2,884
Income (loss) before income taxes	(5,497)	(10,101)	(40,189)	17,195
Income tax expense (benefit)	1,190	(4,853)	30,265	7,527
Net income (loss)	$(6,687)	$(5,248)	$(70,454)	$9,668
Earnings (loss) per common share:
Basic	$(0.15)	$(0.12)	$(1.54)	$0.21
Diluted	(0.15)	(0.12)	(1.54)	0.21
Weighted average number of common shares outstanding used in computing earnings per common share:
Basic	45,799	45,381	45,665	45,204
Diluted	45,799	45,381	45,665	46,512

BRIDGEPOINT EDUCATION, INC.
Consolidated Balance Sheets
(In thousands, except par value)

	As of December 31,
	2015	2014
ASSETS
Current assets:
Cash and cash equivalents	$282,145	$207,003
Restricted cash	24,685	25,934
Investments	19,387	12,051
Accounts receivable, net	24,091	21,274
Student loans receivable, net	775	1,003
Deferred income taxes	—	21,301
Prepaid expenses and other current assets	52,192	22,818
Total current assets	403,275	311,384
Property and equipment, net	21,742	78,219
Investments	47,770	111,557
Student loans receivable, net	7,394	9,510
Goodwill and intangibles, net	21,265	24,775
Deferred income taxes	—	20,175
Other long-term assets	5,320	2,475
Total assets	$506,766	$558,095
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$4,762	$1,013
Accrued liabilities	74,434	51,403
Deferred revenue and student deposits	88,756	108,048
Total current liabilities	167,952	160,464
Rent liability	20,118	22,098
Other long-term liabilities	15,046	9,652
Total liabilities	203,116	192,214
Total stockholders' equity	303,650	365,881
Total liabilities and stockholders' equity	$506,766	$558,095

BRIDGEPOINT EDUCATION, INC.
Consolidated Statements of Cash Flows
(In thousands)

	Year Ended December 31,
	2015	2014
Cash flows from operating activities
Net income (loss)	$(70,454)	$9,668
Adjustments to reconcile net income to net cash provided by operating activities:
Provision for bad debts	29,863	28,184
Depreciation and amortization	19,578	23,317
Amortization of premium/discount	475	206
Deferred income taxes	40,944	(7,096)
Stock-based compensation	9,710	10,558
Excess tax benefit of option exercises	(460)	(1,271)
Loss on impairment of student loans receivable	1,328	2,435
Net gain (loss) on marketable securities	91	(34)
Loss on termination of leased space	17,047	6,470
Loss on impairment of fixed assets	44,949	7,028
Changes in operating assets and liabilities:
Restricted cash	7,913	11,042
Accounts receivable	(32,383)	(27,323)
Prepaid expenses and other current assets	(14,446)	659
Student loans receivable	1,139	809
Other long-term assets	(2,845)	266
Accounts payable and accrued liabilities	1,104	(12,102)
Deferred revenue and student deposits	(19,170)	(24,411)
Other liabilities	(7,952)	(3,754)
Uncertain tax position	284	568
Net cash provided by operating activities	26,715	25,219
Cash flows from investing activities
Capital expenditures	(2,477)	(11,429)
Purchases of investments	(20,280)	(87,933)
Non-operating restricted cash	(6,665)	(30)
Capitalized costs for intangible assets	(2,153)	(3,634)
Sales and maturities of investments	76,197	70,000
Net cash provided by (used in) investing activities	44,622	(33,026)
Cash flows from financing activities
Proceeds from exercise of stock options	284	3,108
Excess tax benefit of option exercises	460	1,271
Proceeds from the issuance of stock under employee stock purchase plan	261	—
Tax withholding on issuance of stock awards	(1,341)	(2,095)
Proceeds from failed sale-leaseback transaction	4,141	—
Net cash provided by financing activities	3,805	2,284
Net increase (decrease) in cash and cash equivalents	75,142	(5,523)
Cash and cash equivalents at beginning of period	207,003	212,526
Cash and cash equivalents at end of period	$282,145	$207,003

BRIDGEPOINT EDUCATION, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
Operating Income (Loss) Reconciliation:
GAAP operating income (loss)	$(6,104)	$(10,826)	$(42,295)	$14,311
Restructuring and impairment charges	9,034	16,828	68,356	16,828
Non-GAAP operating income	$2,930	$6,002	$26,061	$31,139

Net Income (Loss) Reconciliation:
GAAP net income (loss)	$(6,687)	$(5,248)	$(70,454)	$9,668
Restructuring and impairment charges	9,034	16,828	68,356	16,828
Income tax expense related to restructuring and impairment charges (1)	(3,388)	(6,311)	(25,634)	(6,311)
Incremental income tax expense related to establishment of valuation allowance	2,999	—	43,665	—
Non-GAAP net income	$1,958	$5,269	$15,933	$20,185

Diluted Earnings (Loss) Per Share Reconciliation:
GAAP diluted earnings (loss) per share	$(0.15)	$(0.12)	$(1.54)	$0.21
Restructuring and impairment charges	0.20	0.37	1.49	0.36
Income tax expense related to restructuring and impairment charges (1)	(0.07)	(0.13)	(0.56)	(0.14)
Incremental income tax expense related to establishment of valuation allowance	0.06	—	0.96	—
Non-GAAP diluted earnings per share	$0.04	$0.12	$0.35	$0.43

(1) - Calculated using a statutory tax rate equal to 37.5%.